Form 8-K

BEACON ROOFING SUPPLY INC - BECN

Filed: February 21, 2006 (period: February 15, 2006)

Report of unscheduled material events or corporate changes. e.g. acquisition bankruptcy resignation

Table of Contents

Item 2.02.	Results of Operations and Financial Condition
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

EX-10.1 (Contract)

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 15, 2006

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer Identification No.)

1 Lakeland Park Drive

Peabody, MA 01960

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code (978) 535-7668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2006, the board of directors of Beacon Roofing Supply, Inc. approved a one-year extension of the current employment agreement with Robert R. Buck, President and CEO, to November 30, 2007. The amendment also sets Mr. Buck’s base salary for the fiscal year ending September 30, 2006 (fiscal year 2006) at $500,000 as previously reported. No other terms of the employment agreement have been amended. A copy of the amendment to Mr. Buck’s employment agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit 10.1 Amendment dated February 15, 2006 to the Employment Agreement between Robert R. Buck and Beacon Sales Acquisition, Inc.

Exhibit Number	Description

10.1	Amendment dated February 15, 2006 to the Employment Agreement between Robert R. Buck and Beacon Sales Acquisition, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Dated: February 20, 2006	By:	/s/ David R. Grace
David R. Grace
Chief Financial Officer